Goodwill	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Goodwill
GOODWILL

($ millions)	2019	2018
Goodwill, beginning of year	244.0	251.9
Southeast Saskatchewan asset dispositions	(13.1)	(6.2)
Other	—	(1.7)
Goodwill, end of year	230.9	244.0

Goodwill has been assigned to the Canadian operating segment.
Impairment test of goodwill
The impairment tests of goodwill compared the recoverable amount of the Company's PP&E and E&E to the carrying amount of the combined PP&E, E&E and goodwill at December 31, 2019 and December 31, 2018. As a result of these tests, the Company concluded that the estimated recoverable amounts exceeded the carrying amounts and no impairments were recorded.